Other Assets - Summary of Other Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid rent	$ 2,604	$ 2,807
Debt issuance costs, net of amortization	4,943	6,322
Deposits and insurance binders	4,968	4,860
Other	5,514	5,521
Total other assets	$ 18,029	$ 19,510